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                                                                    Exhibit 23.1




                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-61713 of The J.H. Heafner Company, Inc. of our report dated January 15, 1997 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the headings "Selected Historical Financial Data" and "Experts" in such Prospectus.

                                               /s/ DELOITTE & TOUCHE LLP

Los Angeles, California
October 13, 1998